UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-9050
                                                     ----------

                                  Pictet Funds
            -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               101 Federal Street
                                Boston, MA 02110
            -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Lisa King, Esq.
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
            -------------------------------------------------------
                     (Name and address of agent for service)

               Registrant's telephone number, including area code:
                                  617-535-0525

                   Date of fiscal year end: December 31, 2003

                     Date of reporting period: June 30, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                       PICTET GLOBAL EMERGING MARKETS FUND
                    PICTET INTERNATIONAL SMALL COMPANIES FUND
                        PICTET INTERNATIONAL EQUITY FUND
                            PICTET GLOBAL WATER FUND

                                 [LOGO OMITTED]
                                   1805 PICTET
                                      FUNDS


                               SEMI-ANNUAL REPORT
                                   (UNAUDITED)
                                  JUNE 30, 2003

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------

Dear Shareholders,

     It is with pleasure that I present to you the Pictet Funds 2003 Semi-Annual Report that summarizes the performance of your funds over the last six months and our outlook for the rest of 2003.

     Over the period we have seen a higher degree of volatility due to the swings in sentiment engendered by the military conflict in Iraq, and Asian markets impacted by SARS.

     Emerging markets showed strong performance in the first half of 2003 and the PICTET GLOBAL EMERGING MARKETS FUND outperformed the MSCI EMF index by 396 basis points (bps) posting a rise of 20.09% over the period. This out-performance, again showing the benefits of diversification, was owed to positive asset allocation and very strong stock selection, particularly in Asia even though these markets took a while to join in the global rally as a result of SARS.

     In the first half of 2003, the PICTET INTERNATIONAL SMALL COMPANIES FUND recorded a gain of 16.3% lagging its benchmark by 263 bps. Against a lackluster background small caps performed surprisingly well in most cases better than large caps. Looking forward to the second half of the year we are encouraged by several factors and continue to focus on companies with a combination of low valuations and relative acceleration in earnings.

     The PICTET INTERNATIONAL EQUITY FUND'S return of 9.86% over the first half of 2003 slightly out-performed the MSCI EAFE Index return of 9.47%. April saw the strongest performance for European equities in a calendar month since 1986 with encouraging further gains in May and June. An upbeat earnings season combined with receding fears of bankruptcy meant Japanese equities also participated in the global rebound in equity markets. In the Fund, stock selection contributed particularly to performance, with most of the gains originating from Europe, and in particular the UK.

     The PICTET GLOBAL WATER FUND was unable to resist the general downtrend for equities and under-performed its benchmark in the six months to end June. Reflecting a cautious market outlook the Fund remains under-invested in the more economic sensitive segments, lowering the cyclical exposure.

     We are grateful for the trust you have put in our funds and we want to reaffirm our commitment to provide carefully structured investment funds that will help you to achieve your investment objectives.

Yours sincerely,

/S/ JEAN PILLOUD

Jean Pilloud
President and Chairman

o Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. The risk may be magnified for emerging markets. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid. Sector funds may be subject to a higher degree of market risk than more diversified funds because of their concentration in a specific industry, sector, or geographic region.

o This document must be preceded or accompanied by a current prospectus. Mutual Fund shares are not insured by FDIC or guaranteed by any bank. Shares are subject to investment risks, including possible loss of the principal invested.

                                            Distributor: PFPC Distributors Inc.,
                                       760 Moore Road, King of Prussia, PA 19406

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                           PORTFOLIO MANAGER'S REPORT

     The portfolio managed to pull further ahead of emerging markets as they accelerated in the first half of 2003, rising by +20.09% against +16.13% for the MSCI index for a gain of +396 basis points. This came despite a loss of ground in June as overweights in Brazil and Southeast Asia suffered pullbacks, and as the still-strong rand hurt South African resources. Over the second quarter, SOUTH AFRICA was positive. Adding to ANGLO AMERICAN in May proved premature. The currency has not yet weakened given the weak dollar, despite the start of a sustained period of declining interest rates; and commodity plays have not yet risen in line with strong moves in electronics stocks in anticipation of global economic recovery. Having taken profits in our few industrial holdings, we have moved underweight South Africa with positions remaining in resources and in financials given the direction of domestic interest rates. The ISRAELI rally has showed no signs of slowing but at least other markets have been catching up, reducing its relative impact as the quarter rolled on. There is still value in a few stocks, but the return to positive GDP growth this year and next will not be vigorous enough to justify aggressive buying at this late stage.

     Our positive view of TURKEY compensated for this loss as stocks rebounded from the government's March refusal to support the American attack on Iraq. We added to TURKCELL and the holding companies KOC and SABANCI. Our HUNGARIAN holdings out-performed the local market but that was not enough to beat off the impact of a weak economy. RUSSIA was more damaging as huge domestic liquidity flows swamped any fundamental valuation perspective. Our underweight was at least partially redeemed by good stock performance, and we reduced our holding in SURGUTNEFTEGAZ after a particularly sharp spike.

     Latin American markets generally made positive net contributions. The outlier was CHILE as our sole holding, ENTEL, gave back some gains following a strong rally and a marginal negative contribution from VENEZUELA and COLOMBIA, however our absence from PERU did no harm in the second quarter whilst positions built up in ARGENTINA benefited from strong moves. We have begun cutting back in Argentina, where illiquidity means it would be imprudent to sit on too much of an overweight indefinitely.

     Our BRAZILIAN overweight has not yet been pulled back substantially but we have rotated positions as relative values shift, taking brewer AMBEV down to neutral in favor of textile manufacturer COTEMINAS and trimming COPEL after outperformance in March and April. Being underweight MEXICO had little asset allocation impact, but stock selection boosted the numbers as AMERICA MOVIL and ELEKTRA outperformed TELMEX and WALMEX in the telecoms and retailing sectors respectively.

     Given the SARS hiccup Asian markets took a while to join in the global rally, with China and Taiwan being understandable laggards. This gave the opportunity to move slightly overweight TAIWAN and, in particular, overweight Taiwanese technology with purchases in SILICONWARE PRECISION, WINBOND and ASUSTEK as second-quarter data points showed signs of good news at last in the sector. We would expect to add further to technology over the summer. CHINA was reduced after good performance from industrials (ALUMINUM CORP, CHINA SHIPPING). Our marginal underweight in SOUTH KOREA was more than compensated by good stock selection given its sharp recovery from last quarter's traumas. We added to SSANGYONG MOTORS and SAMSUNG ELECTRO-MECHANICS. INDIA continued to see strong stock selection adding to performance despite poor quarterly results from software houses and by sluggishness across large caps in general as speculation focused on the smaller banks. Monetary liquidity is building up, and so we are happy to sit on attractive valuations. Southeast Asia was more productive for us, although THAILAND was held back by underperformance from the big-cap banks which have very much become consensus holdings. This lost ground was made up by our overweight in INDONESIA where we switched from TELKOM INDONESIA and ASTRA INTERNATIONAL into INDONESIA SATELLITE. Illiquidity precludes a similarly large position in the PHILIPPINES but PHILIPPINE LONG DISTANCE TELEPHONE and BANK OF THE PHILIPPINE ISLANDS were strong outperformers. By not joining the rally until May, MALAYSIA was an underperformer. We have not yet moved to close off our underweight here.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS*
                           PERIODS ENDED JUNE 30, 2003

                                                                                                SINCE INCEPTION
                                                                  YTD        1 YEAR      5 YEARS   (10/4/95)
                                                                ------       ------      -------    --------
   PICTET GLOBAL EMERGING MARKETS FUND - INSTITUTIONAL CLASS ... 20.09%       9.66%      3.86%      (1.79)%

   MSCI EMERGING MARKETS FREE INDEX 1,2 ........................ 16.13%       6.96%      3.96%      (1.85)%
---------------------------------------------------------------------------------------------------------------

1 The  International  Finance  Corporation  Global  Composite Index Total Return
  ("IFC Global Composite Index") includes securities of approximately 1,812 companies domiciled in 34 markets. The IFC Global Composite Index was used as the Fund's benchmark until June 30, 2002. As of July 1, 2002 the Fund uses the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Emerging Markets Free Index") as its benchmark. The MSCI Emerging Markets Free Index includes securities of approximately 680 companies domiciled in 26 markets. The Fund has selected the MSCI Emerging Markets Free Index because the Fund's investment adviser believes that the MSCI Emerging Markets Free Index provides a more accurate benchmark for comparing Fund performance.

2 Index performance reflects no deductions for fees, expenses or taxes. An individual investor can not invest directly into an index.

* Assumes the reinvestment of all dividends and distributions.

Index information is available at month-end only; therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

                           PORTFOLIO MANAGER'S REPORT

     The Fund rose by 16.3% over the first half of 2003, lagging the benchmark's rise of 18.9%. Despite strong showings from many of our technology and cyclical stocks in the second quarter, stock selection was disappointing in Continental Europe, where our portfolio rose 23% but did not match the index's exceptionally strong advance of 27%.

     The second quarter began strongly as investors reacted to the swift conclusion to the military conflict in Iraq. Having been relatively weak in the run up to the war, European exchanges led the rebound, with the Asian region subdued. The SARS epidemic was front-page news, while in Japan the market was further undermined by pension fund selling and the ongoing erosion of bank shares.

     Markets extended their gains in May, reacting to more positive investor sentiment emanating from the States, though there was little comfort in terms of economic news in Japan or Europe. Nevertheless, small caps continued to perform well, in most cases better than large caps, continuing their strong relative run over the last six months. There was a particularly large rebound in the Asia ex-Japan region as the SARS epidemic receded but once again, Japan was a relatively weak performer.

     Global markets continued their advance in June, despite mixed economic releases from the US and the Fed's concerns about deflation. As well as the increased appetite for risk, bond market momentum reversed, with yields rising sharply from abnormally low levels. Having lagged over the last two months, Japan led the way, propelled by the strongest net foreign buying for several years. Encouragement was taken from a long-awaited rise in yields, perhaps heralding the end of deflation, and there were strong machinery orders. Other markets in Asia also reacted positively to better sentiment about the US consumer, with technology shares at the forefront. European markets rose modestly against this background with returns subdued by the weakness of the Euro.

     Within the benchmark, individual stock performance was somewhat indiscriminate, and many lower quality stocks that had previously under-performed rose sharply on the hopes of a recovery. While we had few negative shocks in the portfolio, under-performance reflected our relatively cautious stance, being invested in high-quality (and therefore "low-beta") shares.

     As we have argued previously, the expectations of investors appear to have run ahead of the hard evidence. The equity markets (and more recently bond markets) anticipate recovery while the Fed is apparently concerned with deflation. Looking at the manufacturing sector, most surveys improved between May and June, but in most cases the pick up was small. The only particular area of strength in the US appears to be the housing market, which accounts for just 5% of GDP, and the likelihood of further weakness in the US job market does not argue well for consumer demand in the months ahead.

     The Eurozone remains encumbered by the feeble growth of Germany and France, so more cuts in interest rates are likely before growth is stimulated. In this context, the UK economy is relatively strong, with retail sales actually showing growth, albeit moderate and slowing. Economic conditions also continue to deteriorate in Japan, with industrial activity down from its peak in April and retail activity weaker than expected.

     Against this lackluster background it is perhaps surprising that small caps have continued to perform so well. Although investor sentiment has risen (and risk aversion declined sharply) in recent months, smaller shares were outperforming earlier in the year even as growth expectations were being pared back, suggesting both attractive valuations and an appetite for stock-specific growth from investors.

     We anticipate this trend to continue regardless of whether expectations continue to improve, and have resisted the temptation to buy into low quality momentum-driven stocks that are currently in demand due to their extreme leverage into any US-led recovery. Rather we have stuck with our favored combination of both low valuations and a relative acceleration in earnings.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

     With no significant difference in regional economic performance, investors continue to play a game of rotation. In the first quarter the US was the best performing stock market. Europe was the choice of asset allocators in the second quarter, and so far in the third Japan is outperforming strongly. We retain our preference for Europe over Japan, but added to our weighting significantly to the latter in June.

     We are encouraged by several factors; the surge in liquidity (with monetary base up by 20% in June), the better trend in machinery orders, and the mere fact that, as the market rises, some of Japan's many problems recede. (For example, the banks become less risky, and pressure on domestic institutions to sell equities eases.) Among the most recent stocks added were NIPPON SYSTEM DEVELOPMENT, a software developer, real estate firm SUMITOMO REALTY and chemical company KUREHA. In Asia, contract manufacturer VENTURE was added while European stocks sold included RADIOMETER of Denmark.

------------------------------------------------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS*
                           PERIODS ENDED JUNE 30, 2003

                                                                                                         SINCE INCEPTION
                                                                                                         (INST. - 2/7/96
                                                                          YTD        1 YEAR      5 YEARS    (10/4/95)
                                                                        ------       ------      -------     --------

   PICTET INTERNATIONAL SMALL COMPANIES FUND - INSTITUTIONAL CLASS .... 16.31%       (1.65)%       5.92%       5.32%

   PICTET INTERNATIONAL SMALL COMPANIES FUND - RETAIL CLASS ........... 16.15%       (1.85)%        N/A        2.46%

   HSBC WORLD EXCLUDING U.S. SMALL COMPANIES INDEX 1,2 ................ 18.93%        1.64%       (1.22)%     (0.17)%
------------------------------------------------------------------------------------------------------------------------

1 The HSBC World excluding U.S. Small Companies Index is an index composed of approximately 1,200 smaller company stocks covering 21 markets.

2 Index performance reflects no deductions for fees, expenses or taxes. An individual investor can not invest directly into an index.

* Assumes the reinvestment of all dividends and distributions.

Index information is available at month-end only; therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                           PORTFOLIO MANAGER'S REPORT

     The Fund's return of 9.86% over the first half of 2003 slightly out-performed the MSCI EAFE Index return of 9.47%. Stock selection contributed particularly to performance, with most of the gains originating from Europe, and in particular the UK.

     During the second quarter, European performance was 1.0% above the local index. Sector performance reflected the improving market conditions and investor confidence in strengthening economic activity. Sectors more exposed to cyclical influence out-performed including Media, Capital Goods and Retailing, whilst more defensive sectors such as Utilities and Healthcare under-performed. The defensive bias of the Fund resulted in an overall negative contribution from sector allocation, although this was partly offset by positive stock selection. Holdings such as Tesco (which is benefiting from strong current trading, improving formats and lack of real opposition from the UK competition), Roche (which has an excellent product pipeline) and Unicredito Italiano (which has unveiled a new strategic plan) all performed strongly.

     Stock activity over the review period included the purchase of AWG, the UK water services and infrastructure management group. We believe the value in this stock will be released by management through further restructuring or by a financial bidder. A position in healthcare company Nobel Biocare was also initiated. This company develops and produces dental implants and industrialized dental prosthetics, an area with high growth potential. European stocks sold include Galen (an Irish pharmaceuticals company specializing in women's products), which had performed very well such that valuations began to look less attractive in light of the risk posed by generics. Whilst Roche remains our favored pharmaceutical stock, we took the opportunity to reduce our large overweight position on the back of recent strong performance (switching into Nobel Biocare).

     In Japan, the Fund's focus on stocks with relatively secure balance sheets and earnings prospects led to a generally defensive portfolio -- these stocks have struggled in the upbeat market environment of the second quarter. The Fund therefore under-performed the benchmark, MSCI Japan Index.

     Activity has centered around selectively increasing the Fund's technology exposure with the purchase of Mimasu Semiconductor (processes semiconductor materials and manufactures processing equipment) and Lintec (manufactures adhesive products for semiconductors and LCDs). A further addition is Victor Company of Japan (an audio-visual subsidiary of MEI) where product focus and aggressive cost controls under the stewardship of the new President (appointed last year) has resulted in a strong turnaround in the business.

     Equities rose sharply over the second quarter, recording a gain of 19.3% as measured by the MSCI EAFE Index in US dollars. Equity prices were boosted by a combination of factors including an end to the military conflict in Iraq, further monetary easing by Central banks in the US and Europe, a better than expected first quarter reporting season and higher levels of corporate activity. In the period under review, the European market rose by 22.4%, Japan rose by 11.7%, while Asia ex Japan increased by 15.0% in US dollars.

     The economic data released over the period has shown a higher than average degree of volatility due to the swings in sentiment engendered by the military conflict in Iraq. Overall data from the European economies continues to point to sluggish activity but with some signs of improving confidence amongst business leaders and consumers. However, uncertainty over future growth prospects and easing inflationary pressures resulted in the European Central Bank lowering interest rates by fifty basis points over the second quarter to a level of 2.0%, a record low. Although the Bank of England held rates steady over the three months to end June at the level of 3.75%, expectations of lower rates over the coming months are building as consumer spending has cooled and the housing market shows signs of moderation. Within Japan, recent economic releases have been mixed and had little impact on the overall direction of share prices. Industrial production and export volumes seem to have leveled off, but

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

machinery orders and capital expenditure plans within the Bank of Japan's quarterly enterprise survey (Tankan) have been encouraging.

     The majority of the gains in European equities were in the month of April when the markets recorded a rise of 11.2%, the strongest performance in a calendar month since 1986. Encouragingly, May and June saw further gains to push European equity returns back into positive territory for the year as a whole and up an impressive 28.5% from the lows reached on March 12th.

     In the first quarter reporting season, the number of companies exceeding analyst expectations has modestly outweighed those disappointing. The majority of companies, however, continued to be guarded over providing too much visibility over the course of 2003 that has been reflected in little change to earnings estimates for the year as a whole. Companies who provided positive earnings surprise for the first quarter included GlaxoSmithkline, Metro and Aventis whilst results from Heineken, and Unilever fell short of analyst expectations. Levels of corporate activity continued to pick up over the quarter with Royal Bank of Scotland purchasing Churchill Insurance from Credit Suisse Group, Japan's Seiko Epson completed its share sale and Benfield Group in the UK completing a successful flotation.

     An upbeat earnings season combined with receding fears of bankruptcy (following the quasi-nationalization of Resona bank), meant Japanese equities also participated in the global rebound in equity markets, with the upward trend gaining momentum throughout the quarter. Much of this current rally, which has been characterized by large volumes in low priced equities, has been fuelled by foreign institutional buying and has alleviated much of the supply/demand concerns relating to proxy pension fund selling.

-------------------------------------------------------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS*
                           PERIODS ENDED JUNE 30, 2003

                                                                                               SINCE INCEPTION
                                                                             YTD       1 YEAR      (8/15/00)
                                                                            ------     ------  ---------------

   PICTET INTERNATIONAL EQUITY FUND - INSTITUTIONAL CLASS ................   9.86%      (7.34)%      (13.52)%

   MSCI EUROPE, AUSTRALASIA AND FAR EAST INDEX 1,2 .......................   9.47%      (6.46)%      (13.11)%
-------------------------------------------------------------------------------------------------------------------------------

1 The Morgan Stanley Capital International ("MSCI") Europe,  Australasia and Far
  East Index is an index composed of approximately 1,023 stocks covering 21 markets.

2 Index performance reflects no deductions for fees, expenses or taxes. An individual investor can not invest directly into an index.

* Assumes the reinvestment of all dividends and distributions.

Index information is available at month-end only; therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

PICTET FUNDS
PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------

                           PORTFOLIO MANAGER'S REPORT

     Global equity markets continued to trend downwards with geopolitical developments throughout the first quarter, most notably the developments in the Iraq conflict, causing a lot of concern. Equity prices were also negatively affected by the uncertainty of the timing of the economic turnaround and the lack of investor confidence.

     As in the past, the Fund's performance was less volatile than that of global equities and with perhaps a time-lag, unable to resist the general downward trend for equities. Industrial holdings although showing the greatest volatility in the Fund, generally held better than the overall market, whereas consumer staples, and to a lesser degree utilities, tended to be less volatile albeit under greater selling pressure.

     Our weighting in utilities was reduced -- American Water Works was delisted after US regulatory bodies approved the acquisition of the company by the German utility RWE. We also took profits in Spanish and French utilities and selected industrial groups, reinvesting these proceeds in selected names in industrial and consumer staples where valuation looks attractive.

     The high dividend yield and the relative transparent business model, of regulated utilities, is likely to continue to dampen the volatility extremities and help limit the downside risk. We remain under-invested in the more economic sensitive segments, lowering our cyclical exposure, thus reflecting our cautious market outlook.

     The second quarter of 2003 proved to be a good one for equity markets. The rally started in the aftermath of the swift occupation of Iraq and was fuelled by investors' optimism of a rebound in economic activity and a big dose of liquidity available to equity markets.

     The Fund held up nicely against the world index despite its more definitive characteristics. The main contributors to this positive performance were international water utilities that rebounded from a sell off in March driven by unjustified worries about short-term financing issues. Equipment companies and environmental services performed in line with the market while packaged water companies were lagging.

     We increased our exposure to international water utilities in early April as the group was looking very inexpensive after the sharp sell off in March. We took profits in UK water utilities. The position in Millipore was increased as the stock started to outperform. The company provides filtration technologies to the booming biotech sector.

     In relation to its long-term strategy, the Fund remained underinvested in utilities during the second quarter as UK water utilities are trading close to their fair values. Environmental services were underweight as well as the share prices of these companies already discounted an economic recovery that was still to materialize. Equipment stocks were our preferred choice -- offering solid earnings growth in a consolidating market place.

-------------------------------------------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS*
                           PERIODS ENDED JUNE 30, 2003

                                                                                               SINCE INCEPTION
                                                                            YTD       1 YEAR     (12/31/01)
                                                                           -----      ------   ---------------
   PICTET GLOBAL WATER FUND - INSTITUTIONAL CLASS .......................  8.20%      (7.98)%      (9.18)%

   PICTET GLOBAL WATER FUND - RETAIL CLASS ..............................  8.08%      (8.28)%      (9.44)%

   MSCI WORLD INDEX 1,2 ................................................. 11.12%      (2.37)%      (7.46)%
-------------------------------------------------------------------------------------------------------------------

1 The Morgan Stanley Capital International World Index is an index composed of approximately 1,500 stocks covering 23 markets.

2 Index performance reflects no deductions for fees, expenses or taxes. An individual investor can not invest directly into an index.

* Assumes the reinvestment of all dividends and distributions.

Index information is available at month-end only; therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                            JUNE 30, 2003 (UNAUDITED)

    SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- 96.6%
ARGENTINA - 1.4%
        49,200    BBVA Banco Frances SA, ADR+                                                        $   302,088
        74,800    Telecom Argentina Stet SA, Sponsored ADR+                                              486,200
        10,593    Tenaris SA, ADR                                                                        270,122
                                                                                                     -----------
                                                                                                       1,058,410
                                                                                                     -----------
BRAZIL - 11.0%
    12,542,900    Banco Itau SA, Preference No Par                                                       835,898
        27,957    Brasil Telecom Participacoes SA, ADR                                                 1,046,990
    40,655,600    Centrais Eletricas Brasileiras SA, Class B, Preference No Par 10.82%                   313,170
        31,500    Cia de Bebidas das Americas, ADR, Preference No Par 2.53%                              641,025
     7,607,000    Cia de Saneamento Basico do Estado de Sao Paulo                                        278,401
     5,519,600    Cia de Tecidos Norte de Minas, Preference No Par 1.07%                                 384,774
       152,000    Cia Paranaense de Energia-Copel, Sponsored ADR, Preference No Par+                     456,000
         9,300    Cia Siderurgica Nacional SA, Sponsored ADR                                             230,733
        34,000    Cia Vale do Rio Doce                                                                 1,006,130
         6,100    Cia Vale do Rio Doce, Class A, Preference No Par                                       166,904
        59,900    Cia Vale do Rio Doce, Class B, Preference ##+                                              209
        88,500    Petroleo Brasileiro SA, ADR                                                          1,571,760
        20,400    Petroleo Brasileiro SA, Preference No Par 1.14%                                        361,922
        21,200    Tele Norte Leste Participacoes SA, ADR                                                 247,616
    41,000,000    Telemar Norte Leste SA, Class A, Preference No Par                                     562,193
       119,100    Telesp Celular Participacoes SA, ADR+                                                  464,490
         6,400    Uniao de Bancos Brasileiros SA, ADR                                                    109,824
                                                                                                     -----------
                                                                                                       8,678,039
                                                                                                     -----------
CHILE - 0.4%
        65,500    Empresa Nacional de Telecomunicaciones SA                                              336,029
                                                                                                     -----------
CHINA - 4.7%
     1,783,000    China Petroleum and Chemical Corporation (Sinopec), Class H                            427,562
       676,000    China Shipping Development Company, Ltd., Class H                                      240,556
     1,694,000    China Telecom Corporation, Ltd., Class H                                               388,842
     1,208,000    China Unicom, Ltd.                                                                     821,012
     1,634,000    PetroChina Company, Ltd., Class H                                                      492,410
     1,500,000    Sinopec Beijing Yanhua Petrochemical Company, Ltd., Class H+                           205,817
     2,024,000    Sinopec Shanghai Petrochemical Company, Ltd., Class H                                  394,512
     2,208,000    Sinopec Yizheng Chemical Fibre Company, Ltd., Class H                                  314,289
     1,351,000    Sinotrans, Ltd., Class H+                                                              381,140
                                                                                                     -----------
                                                                                                       3,666,140
                                                                                                     -----------
CROATIA - 0.5%
        26,900    Pliva d.d., GDR, Registered Shares                                                     372,834
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2003 (UNAUDITED)

    SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
CZECH REPUBLIC - 0.6%
        28,900    Cesky Telecom AS                                                                   $   296,828
         8,430    Komercni Banka AS, GDR                                                                 202,573
                                                                                                     -----------
                                                                                                         499,401
                                                                                                     -----------
EGYPT - 1.1%
        40,700    Commercial International Bank                                                          250,355
        45,800    Egyptian Company for Mobile Services                                                   409,393
        29,300    Orascom Construction Industries                                                        237,083
                                                                                                     -----------
                                                                                                         896,831
                                                                                                     -----------
HUNGARY - 1.6%
         8,500    Gedeon Richter Rt., Sponsored GDR+                                                     603,500
        12,200    Magyar Tavkozlesi Rt., Sponsored ADR                                                   209,840
        19,400    MOL Magyar Olaj-es Gazipari Rt., Sponsored GDR                                         427,770
                                                                                                     -----------
                                                                                                       1,241,110
                                                                                                     -----------
INDIA - 7.1%
        39,500    Hindalco Industries, Ltd., GDR, Registered Shares@                                     637,135
        30,100    ITC, Ltd., GDR                                                                         523,138
        78,000    Mahanagar Telephone Nigam, Ltd., ADR                                                   374,400
        38,400    Reliance Industries, Ltd., Sponsored GDR@                                              559,872
        96,700    State Bank of India, GDR                                                             1,980,416
       273,000    Tata Engineering and Locomotive Company, Ltd., Sponsored GDR                         1,141,140
        16,100    Wipro, Ltd., ADR                                                                       371,105
                                                                                                     -----------
                                                                                                       5,587,206
                                                                                                     -----------
INDONESIA - 4.9%
     1,590,153    PT Astra International Tbk+                                                            689,066
       324,000    PT Gudang Garam Tbk                                                                    400,582
     6,405,000    PT Indofood Sukses Makmur Tbk                                                          659,909
       701,000    PT Indonesian Satellite Corporation Tbk                                                747,733
     2,190,500    PT Lippo Bank Tbk+                                                                     131,430
     1,000,000    PT Ramayana Lestari Sentosa Tbk                                                        390,909
        73,200    PT Telekomunikasi Indonesia, Sponsored ADR                                             819,840
                                                                                                     -----------
                                                                                                       3,839,469
                                                                                                     -----------
ISRAEL - 1.0%
        39,700    Check Point Software Technologies, Ltd.+                                               776,135
                                                                                                     -----------
MALAYSIA - 1.9%
       397,000    Lafarge Malayan Cement Berhad                                                           70,520
        58,000    Malaysian Pacific Industries Berhad                                                    219,790
       536,750    Public Bank Berhad (F)+                                                                426,577
       599,000    RHB Capital Berhad                                                                     266,399

                       SEE NOTES TO FINANCIAL STATEMENTS.
10
PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2003 (UNAUDITED)

    SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
MALAYSIA - (continued)
       192,000    Sime Darby Berhad                                                                 $    257,685
       152,000    Star Publications (Malaysia) Berhad                                                    248,001
                                                                                                     -----------
                                                                                                       1,488,972
                                                                                                     -----------
MEXICO - 3.6%
       166,700    Alfa SA, Series A                                                                      335,029
        53,000    America Movil SA de CV, Series L, ADR                                                  993,750
        91,340    Grupo Elektra SA de CV                                                                 280,310
        14,000    Grupo Televisa SA, Sponsored ADR                                                       483,000
        24,340    Telefonos de Mexico SA de CV, Sponsored ADR, Series L                                  764,763
                                                                                                     -----------
                                                                                                       2,856,852
                                                                                                     -----------
PHILIPPINES - 1.9%
       615,000    ABS-CBN Broadcasting Corporation, PDR+                                                 209,996
     5,834,000    Ayala Land, Inc.                                                                       654,925
       529,000    Bank of the Philippine Islands                                                         455,289
        14,000    Philippine Long Distance Telephone Company+                                            147,996
                                                                                                     -----------
                                                                                                       1,468,206
                                                                                                     -----------
POLAND - 0.7%
       159,200    Telekomunikacja Polska SA, GDR                                                         563,568
                                                                                                     -----------
RUSSIA - 2.8%
         7,100    AO VimpelCom, Sponsored ADR+                                                           329,724
         3,600    Lukoil, Sponsored ADR                                                                  284,760
         5,000    Mobile Telesystems, Sponsored ADR+                                                     295,000
        50,800    OAO Gazprom, Sponsored ADR, Registered Shares                                          956,564
        17,100    Surgutneftegaz, Sponsored ADR                                                          354,825
                                                                                                     -----------
                                                                                                       2,220,873
                                                                                                     -----------
SLOVAKIA - 0.0%#
         2,700    Chirana Prema AS ##+                                                                         0
                                                                                                     -----------
SOUTH AFRICA - 8.6%
       122,100    Anglo American Plc                                                                   1,884,166
        53,500    Barloworld, Ltd.                                                                       382,904
        38,500    Harmony Gold Mining Company, Ltd.                                                      504,957
         9,400    Impala Platinum Holdings, Ltd.                                                         558,239
        83,300    Kumba Resources, Ltd.                                                                  333,864
        55,800    Nedcor, Ltd.                                                                           664,989
       921,000    Sanlam, Ltd.                                                                           858,450
        24,000    Sappi, Ltd.                                                                            288,573
        50,200    Sasol, Ltd.                                                                            558,480
       162,700    Standard Bank Group, Ltd.                                                              710,590
                                                                                                     -----------
                                                                                                       6,745,212
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2003 (UNAUDITED)

    SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
SOUTH KOREA - 16.6%
       127,000    Hanaro Telecom, Inc.+                                                              $   324,278
        65,520    Hyundai Development Company                                                            436,617
        93,210    Hyundai Merchant Marine Company, Ltd.+                                                 262,190
        20,220    Hyundai Motor Company, Ltd.                                                            534,912
        89,200    Kia Motors Corporation                                                                 657,145
        46,620    Kookmin Bank                                                                         1,405,040
        20,100    Korea Electric Power Corporation                                                       318,033
        42,000    Korean Air Company, Ltd.                                                               481,708
        26,700    LG Chem, Ltd.                                                                        1,072,917
         9,200    LG Electronics, Inc.                                                                   383,558
        37,000    Posco, ADR                                                                             969,030
        87,220    Samsung Corporation                                                                    521,348
        11,200    Samsung Electro Mechanics Company, Ltd.                                                368,020
        10,680    Samsung Electronics Company, Ltd.                                                    3,174,047
         7,230    Samsung Fire & Marine Insurance Company, Ltd.                                          351,664
       103,000    Samsung Heavy Industries Company, Ltd.                                                 413,035
         3,350    Shinsegae Company, Ltd.                                                                523,043
        53,210    SK Corporation                                                                         505,595
        68,000    Ssangyong Motor Company+                                                               370,029
                                                                                                     -----------
                                                                                                      13,072,209
                                                                                                     -----------
TAIWAN - 13.9%
       395,750    Asustek Computer, Inc.                                                               1,000,510
       327,000    Chinatrust Financial Holding Company, Ltd.+                                            263,600
       924,170    Evergreen Marine Corporation                                                           656,870
       986,000    Far Eastern Textile, Ltd.                                                              380,321
       894,000    First Financial Holding Company, Ltd.+                                                 552,769
       544,772    Fubon Financial Holding Company, Ltd.+                                                 436,001
       162,150    Hon Hai Precision Industry Company, Ltd.                                               587,968
        74,510    Mega Financial Holding Company, Ltd.+                                                   35,091
       682,000    ProMOS Technologies, Inc.+                                                             276,856
       342,800    Quanta Computer, Inc.                                                                  708,173
     1,490,000    Siliconware Precision Industries Company+                                              947,113
     1,755,129    SinoPac Holdings Company+                                                              641,493
       433,738    Taiwan Cellular Corporation+                                                           314,553
     1,200,320    Taiwan Semiconductor Manufacturing Company, Ltd.+                                    1,976,808
        57,200    Taiwan Semiconductor Manufacturing Company, Ltd., Sponsored ADR+                       576,576
       723,177    United Microelectronics Corporation+                                                   465,953
     1,452,000    Winbond Electronics Corporation+                                                       717,390
       743,928    Yuanta Core Pacific Securities Company                                                 389,047
                                                                                                     -----------
                                                                                                      10,927,092
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
12
PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2003 (UNAUDITED)

    SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
THAILAND - 6.7%
       680,000    Bangkok Bank Public Company, Ltd. (F)+                                             $ 1,091,777
       350,400    Banpu Public Company, Ltd. (F)                                                         387,560
        76,000    BEC World Public Company, Ltd. (F)                                                     433,857
     1,372,300    Kasikornbank Public Company, Ltd. (F)+                                               1,281,180
     1,455,600    Land and Houses Public Company, Ltd. (F)                                               328,918
     1,110,200    National Finance Public Company, Ltd. (F)                                              398,749
       349,400    PTT Public Company, Ltd. (F)                                                           552,670
     1,084,400    Sansiri Public Company, Ltd. (F)+                                                      214,086
     1,316,000    Shin Corporation Public Company, Ltd. (F)                                              594,745
                                                                                                     -----------
                                                                                                       5,283,542
                                                                                                     -----------
TURKEY - 5.1%
   197,985,895    Akbank TAS                                                                             586,521
   137,697,100    Arcelik AS                                                                             480,762
    69,464,000    Eregli Demir ve Celik Fabrikalari TAS+                                                 945,622
   108,629,600    Haci Omer Sabanci Holding AS                                                           260,512
    76,593,878    Koc Holding AS+                                                                        669,909
    57,245,400    Turkcell Iletisim Hizmetleri AS+                                                       383,588
   332,878,355    Turkiye Garanti Bankasi AS+                                                            450,803
    90,222,000    Vestel Electronik Sanayi+                                                              227,504
                                                                                                     -----------
                                                                                                       4,005,221
                                                                                                     -----------
VENEZUELA - 0.5%
        30,195    Cia Anonima Nacional Telefonos de Venezuela, ADR                                       377,136
                                                                                                     -----------
TOTAL COMMON AND PREFERRED STOCKS (COST $69,517,477)                                                  75,960,487
                                                                                                     -----------
RIGHTS AND WARRANTS -- 0.0%# (COST $0)
THAILAND - 0.0%#
       245,684    TelecomAsia, expiration 3/31/2008##                                                          0
                                                                                                     -----------
TOTAL INVESTMENTS (COST $69,517,477*)                                                  96.6%          75,960,487
OTHER ASSETS AND LIABILITIES (NET)                                                      3.4%           2,693,170
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            100.0%         $78,653,657
===================================================================================================================

  *     Aggregate cost for Federal tax purposes.
  +     Non-income producing security.
  #     Amount represents less than 0.1%.
  ## The valuation of this security has been determined by procedures established by the Pricing Committee of the Board of Trustees.
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, these securities amount to $1,197,007 or 1.52% of total net assets.
Abbreviations:
  ADR   American Depositary Receipt
  GDR   Global Depositary Receipt
  PDR   Philippine Depositary Receipt
  (F)   Foreign Shares

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2003 (UNAUDITED)

AT JUNE 30, 2003, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                          % OF NET
INDUSTRY DIVERSIFICATION                   ASSETS           VALUE
-----------------------------------------------------------------------
COMMON AND PREFERRED STOCKS:
Telecommunications Services                15.6%        $ 12,300,507
Banks                                      15.3           12,003,209
Materials                                  13.4           10,529,657
Semiconductor & Semi Equipment             10.6            8,354,533
Energy                                      8.6            6,765,832
Automobile & Components                     4.3            3,392,292
Diversified Financials                      3.6            2,795,711
Technology Hardware & Equipment             3.4            2,664,671
Capital Goods                               3.3            2,583,701
Food, Beverage & Tobacco                    2.8            2,224,654
Consumer Durables & Apparel                 2.8            2,185,837
Transportation                              2.6            2,022,464
Media                                       1.7            1,374,854
Utilities                                   1.7            1,365,604
Insurance                                   1.6            1,210,114
Retailing                                   1.5            1,194,262
Software & Services                         1.5            1,147,240
Pharmaceuticals & Biotech                   1.2              976,334
Real Estate                                 1.1              869,011
-----------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS          96.6           75,960,487
RIGHTS AND WARRANTS                         0.0#                   0
-----------------------------------------------------------------------
TOTAL INVESTMENTS                          96.6%          75,960,487
OTHER ASSETS AND LIABILITIES (NET)          3.4            2,693,170
-----------------------------------------------------------------------
NET ASSETS                                100.0%        $ 78,653,657
=======================================================================

  #     Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
14

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                            JUNE 30, 2003 (UNAUDITED)

    SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- 99.6%
AUSTRALIA - 3.4%
       160,000    Computershare, Ltd.                                                                $   200,661
        31,750    Flight Centre, Ltd.                                                                    468,455
        80,000    Iluka Resources, Ltd.                                                                  217,294
        36,000    Leighton Holdings, Ltd.                                                                241,437
                                                                                                     -----------
                                                                                                       1,127,847
                                                                                                     -----------
AUSTRIA - 2.1%
        10,000    Andritz AG                                                                             268,598
         2,000    Mayr-Melnhof Karton AG                                                                 166,533
        10,500    VA Technologie AG+                                                                     277,445
                                                                                                     -----------
                                                                                                         712,576
                                                                                                     -----------
BELGIUM - 3.1%
        12,000    Mobistar SA+                                                                           493,191
        13,000    Omega Pharma SA                                                                        395,604
         3,200    Umicore                                                                                165,839
                                                                                                     -----------
                                                                                                       1,054,634
                                                                                                     -----------
DENMARK - 0.7%
         6,000    Topdanmark A/S+                                                                        219,316
                                                                                                     -----------
FINLAND - 1.7%
         8,000    Lassila & Tikanoja Oyj                                                                 168,577
        70,000    Perlos Oyj                                                                             387,451
                                                                                                     -----------
                                                                                                         556,028
                                                                                                     -----------
FRANCE - 11.4%
        17,380    Alten+                                                                                 152,680
         4,500    Foncia Groupe                                                                          294,550
        71,310    Gemplus International SA+                                                               97,447
        14,000    Ginger+                                                                                353,690
        65,000    Havas SA                                                                               290,358
         5,000    Ipsos                                                                                  310,340
        10,000    Linedata Services                                                                      144,691
        11,500    NRJ Group                                                                              170,357
         3,450    Pierre & Vacances                                                                      206,805
         7,000    Rodriguez Group                                                                        382,226
         3,000    Sagem SA, New Shares                                                                   241,152
         5,000    Societe Virbac SA                                                                      157,897
        10,000    Sopra Group                                                                            303,163
         4,000    Technip-Coflexip SA                                                                    350,015
        19,110    UBI Soft Entertainment SA+                                                             367,576
                                                                                                     -----------
                                                                                                       3,822,947
                                                                                                     -----------
GERMANY - 7.9%
        24,030    Comdirect Bank AG+                                                                     182,125
        27,500    Epcos AG+                                                                              354,321
           830    IDS Scheer AG                                                                            8,988

                       SEE NOTES TO FINANCIAL STATEMENTS.
PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2003 (UNAUDITED)

    SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
GERMANY - (continued)
         6,200    Medion AG                                                                          $   269,553
        28,500    MG Technologies AG                                                                     288,659
        40,000    MobilCom AG+                                                                           335,316
         2,800    Puma AG Rudolf Dassler Sport                                                           278,128
        15,000    Rheinmetall AG, Preferred                                                              282,492
         6,500    Rhoen-Klinikum AG                                                                      251,918
        10,720    Zapf Creation AG                                                                       398,852
                                                                                                     -----------
                                                                                                       2,650,352
                                                                                                     -----------
GREECE - 2.2%
        39,000    Aktor SA Technical Company                                                             223,031
        10,000    Alpha Bank A.E.                                                                        174,318
         5,000    Germanos SA                                                                             83,714
        18,350    Hyatt Regency Hotels and Tourism SA                                                    162,677
        17,000    Teletypos SA Mega Channel+                                                             107,370
                                                                                                     -----------
                                                                                                         751,110
                                                                                                     -----------
HONG KONG - 5.0%
       400,000    China Insurance International Holdings Company, Ltd.                                   192,353
       474,000    Fong's Industries Company, Ltd.                                                        264,408
       300,000    Fountain Set Holdings, Ltd.                                                            267,370
       176,000    Great Eagle Holdings, Ltd.                                                              99,305
       714,000    Harbin Brewery Group, Ltd.+                                                            238,055
     1,300,000    Lerado Group Holding Company, Ltd.                                                     216,717
       798,000    Moulin International Holdings, Ltd.                                                    396,535
                                                                                                     -----------
                                                                                                       1,674,743
                                                                                                     -----------
IRELAND - 2.2%
        38,000    Anglo Irish Bank Corporation Plc                                                       336,005
         5,000    Depfa Bank Plc                                                                         389,001
                                                                                                     -----------
                                                                                                         725,006
                                                                                                     -----------
ITALY - 4.2%
       300,000    C.I.R. SpA                                                                             358,283
        97,380    Cassa di Risparmio di Firenze SpA                                                      126,363
        90,000    Cementir SpA                                                                           252,176
        40,000    Credito Emiliano SpA                                                                   214,051
        60,000    ERG SpA                                                                                288,005
        11,000    Fondiaria-Sai SpA                                                                      162,950
                                                                                                     -----------
                                                                                                       1,401,828
                                                                                                     -----------
JAPAN - 15.6%
        40,000    Brother Industries, Ltd.                                                               276,490
         7,000    Citizen Electronics Company, Ltd.                                                      305,471
         9,200    Daiichikosho Company, Ltd.                                                             285,017
        12,000    Disco Corporation                                                                      460,705

                       SEE NOTES TO FINANCIAL STATEMENTS.
16
PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2003 (UNAUDITED)

    SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
JAPAN - (continued)
         3,400    Drake Beam Morin-Japan Inc.                                                        $   107,881
         8,000    Goldcrest Company, Ltd.                                                                209,866
            70    Goodwill Group, Inc.                                                                   273,991
         8,200    Gulliver International Company, Ltd.                                                   284,085
         5,000    Kappa Create Company, Ltd.                                                             245,676
       100,000    Kureha Chemical Industry Company, Ltd.                                                 375,593
        50,000    Minebea Company, Ltd.                                                                  198,206
        10,000    Nissin Healthcare Food Service Company, Ltd.                                           205,702
        25,000    NOK Corporation                                                                        415,151
         8,000    Plenus Company, Ltd.                                                                   182,883
         4,000    Shimamura Company, Ltd.                                                                220,858
        25,000    Shinkawa, Ltd.                                                                         424,728
        55,000    Sumitomo Realty & Development Company, Ltd.                                            244,593
         6,000    USS Company, Ltd.                                                                      303,805
         1,000    Yozan, Inc.+                                                                           226,522
                                                                                                     -----------
                                                                                                       5,247,223
                                                                                                     -----------
NETHERLANDS - 2.9%
        23,000    Exact Holding NV+                                                                      368,974
        32,500    Vedior NV                                                                              294,464
       250,000    Versatel Telecom International NV+                                                     324,407
                                                                                                     -----------
                                                                                                         987,845
                                                                                                     -----------
NORWAY - 1.5%
        60,000    Storebrand ASA+                                                                        241,049
        24,100    TGS Nopec Geophysical Company ASA+                                                     270,432
                                                                                                     -----------
                                                                                                         511,481
                                                                                                     -----------
SINGAPORE - 0.7%
        25,000    Venture Corporation, Ltd.                                                              228,560
                                                                                                     -----------
SPAIN - 2.5%
        27,800    Corporacion Mapfre SA                                                                  296,892
        24,900    Indra Sistemas SA                                                                      253,055
        20,000    Sociedad General de Aguas de Barcelona SA                                              273,306
                                                                                                     -----------
                                                                                                         823,253
                                                                                                     -----------
SWEDEN - 4.9%
        35,000    Eniro AB                                                                               299,503
        10,000    Getinge AB, Class B                                                                    265,461
         9,100    Industriforvaltnings AB Kinnevik, Class B                                              156,878
        20,000    Modern Times Group AB, Class B+                                                        307,311
        19,000    Perbio Science AB                                                                      353,657
        20,000    Saab AB, Class B                                                                       267,335
                                                                                                     -----------
                                                                                                       1,650,145
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2003 (UNAUDITED)

    SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
SWITZERLAND - 7.8%
         3,900    Actelion, Ltd.+                                                                    $   259,704
           500    Centerpulse AG, Registered Shares+                                                     134,547
        27,000    Clariant AG, Registered Shares+                                                        247,169
           700    Kuoni Reisen Holding AG, Registered Shares, Class B                                    179,840
         9,000    Logitech International SA, Registered Shares+                                          337,532
        27,000    Phonak Holding AG, Registered Shares                                                   345,837
         8,800    Saurer AG, Registered Shares+                                                          240,377
         2,800    Straumann AG, Registered Shares                                                        253,222
         3,500    Swiss Life Holding+                                                                    354,641
         3,300    Unaxis Holding AG, Registered Shares                                                   268,597
                                                                                                     -----------
                                                                                                       2,621,466
                                                                                                     -----------
UNITED KINGDOM - 19.8%
        37,000    AWG Plc+                                                                               341,914
    33,100,000    AWG Plc, Redeemable Shares+                                                             51,889
        46,000    Barratt Developments Plc                                                               327,921
        64,000    Cattles Plc                                                                            342,706
        45,000    Computacenter Plc                                                                      263,614
        47,000    Dairy Crest Group Plc                                                                  351,337
        89,000    easyJet Plc+                                                                           337,789
       160,000    HMV Group Plc                                                                          353,135
        34,000    Jardine Lloyd Thompson Group Plc                                                       338,036
       100,000    JJB Sports Plc                                                                         318,482
        47,000    Johnston Press Plc                                                                     335,825
       140,000    LogicaCMG Plc                                                                          330,941
        34,000    Luminar Plc                                                                            255,280
        70,000    McAlpine (Alfred) Group Plc                                                            321,122
       160,000    Mitie Group Plc                                                                        307,591
        36,000    National Express Group Plc                                                             337,426
       175,000    NHP Plc                                                                                328,486
        17,380    Rotork Plc                                                                              91,345
       116,000    Serco Group Plc                                                                        306,271
        18,000    Travis Perkins Plc                                                                     348,267
        78,000    William Hill Plc                                                                       367,475
       103,000    Wood Group (John) Plc                                                                  305,941
                                                                                                     -----------
                                                                                                       6,662,793
                                                                                                     -----------
TOTAL COMMON AND PREFERRED STOCKS (COST $29,776,115*)                                                 33,429,153
                                                                                                     -----------
RIGHTS AND WARRANTS -- 0.0%# (COST $0)
FRANCE - 0.0%#
         3,000    UBI Soft Entertainment SA, expiration 05/14/06+                                          1,723
                                                                                                     -----------
TOTAL INVESTMENTS (COST $29,776,115)                                                   99.6%          33,430,876
OTHER ASSETS AND LIABILITIES (NET)                                                      0.4%             146,542
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            100.0%         $33,577,418
===================================================================================================================

  *     Aggregate cost for Federal tax purposes.
  +     Non-income producing security.
  #     Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
18

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2003 (UNAUDITED)

AT JUNE 30, 2003, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                   % OF NET
INDUSTRY DIVERSIFICATION                            ASSETS            VALUE
--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS:
Capital Goods                                       11.7%        $  3,932,188
Software & Services                                  8.3            2,776,807
Retailing                                            7.6            2,566,640
Health Care Equipment & Services                     7.1            2,396,781
Consumer Durables & Apparel                          5.6            1,871,214
Materials                                            5.6            1,870,141
Media                                                5.4            1,821,064
Hotel Restaurants & Leisure                          5.4            1,806,338
Insurance                                            5.4            1,805,237
Technology Hardware & Equipment                      5.2            1,743,526
Commercial Services & Supplies                       4.3            1,458,775
Telecommunications Services                          4.1            1,379,436
Banks                                                3.7            1,239,738
Energy                                               3.6            1,214,393
Real Estate                                          3.5            1,176,800
Semiconductor & Semi Equipment                       3.2            1,080,776
Transportation                                       2.1              675,215
Utilities                                            2.0              667,109
Food, Beverage & Tobacco                             1.8              589,392
Diversified Financials                               1.6              524,831
Pharmaceuticals & Biotech                            1.2              417,601
Automobile & Components                              1.2              415,151
--------------------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS                   99.6           33,429,153
RIGHTS AND WARRANTS                                  0.0#               1,723
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                   99.6%          33,430,876
OTHER ASSETS AND LIABILITIES (NET)                   0.4              146,542
--------------------------------------------------------------------------------
NET ASSETS                                         100.0%        $ 33,577,418
================================================================================

  #     Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                            JUNE 30, 2003 (UNAUDITED)

    SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.9%
AUSTRALIA - 2.6%
         7,400    Alumina, Ltd.                                                                       $   20,199
         6,000    AMP, Ltd.                                                                               19,999
        11,400    Foster's Group, Ltd.                                                                    32,188
        14,500    Iluka Resources, Ltd.                                                                   39,384
        18,900    Macquarie Infrastructure Group                                                          45,505
        11,990    Portman, Ltd.                                                                            8,604
         5,200    WMC Resources, Ltd.+                                                                    12,241
                                                                                                      ----------
                                                                                                         178,120
                                                                                                      ----------
FINLAND - 1.9%
         5,000    Nokia Oyj                                                                               82,336
         3,300    UPM-Kymmene Oyj                                                                         48,165
                                                                                                      ----------
                                                                                                         130,501
                                                                                                      ----------
FRANCE - 11.1%
         6,400    Alcatel SA+                                                                             57,693
           640    L'Air Liquide SA                                                                        94,881
         2,800    Peugeot Citreon SA                                                                     136,010
         1,800    Societe Generale, Class A                                                              114,099
         1,535    Total SA                                                                               231,972
         6,150    Vivendi Universal SA+                                                                  111,937
                                                                                                      ----------
                                                                                                         746,592
                                                                                                      ----------
GERMANY - 2.1%
         2,810    E.On AG                                                                                144,466
                                                                                                      ----------
HONG KONG - 1.7%
        14,500    ASM Pacific Technology, Ltd.                                                            42,394
        16,000    China Unicom, Ltd.                                                                      10,874
        12,000    Henderson Land Development Company, Ltd.                                                34,470
         4,000    Hutchison Whampoa, Ltd.                                                                 24,365
                                                                                                      ----------
                                                                                                         112,103
                                                                                                      ----------
INDONESIA - 1.0%
     1,092,000    PT Lippo Bank Tbk+                                                                      65,520
                                                                                                      ----------
ITALY - 8.4%
        11,400    Eni SpA                                                                                172,410
        27,000    Saipem SpA                                                                             202,154
        40,900    UniCredito Italiano SpA                                                                194,914
                                                                                                      ----------
                                                                                                         569,478
                                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
20
PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2003 (UNAUDITED)

    SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
JAPAN - 15.9%
           700    Advantest Corporation                                                               $   31,013
         4,700    Asahi Breweries, Ltd.                                                                   28,378
           700    Bandai Company, Ltd.                                                                    26,699
            13    Daido Life Insurance Company, Ltd.                                                      28,149
         4,000    Daiwa Securities Group, Inc.                                                            22,985
           400    Fanuc, Ltd.                                                                             19,821
         3,000    Fujisawa Pharmaceutical Company, Ltd.                                                   56,214
         2,700    Hitachi Chemical Company, Ltd.                                                          27,635
         2,600    Hosiden Corporation                                                                     19,401
        21,000    Hunet, Inc.                                                                             55,090
         2,800    Keihin Corporation                                                                      23,901
         2,000    Lintec Corporation                                                                      20,820
         1,700    Mimasu Semiconductor Industry Company, Ltd.                                             18,376
         7,000    Minebea Company, Ltd.                                                                   27,749
         7,000    Mitsui Sumitomo Insurance Company, Ltd.                                                 32,471
           300    Nintendo Company, Ltd.                                                                  21,811
            12    Nippon Telegraph and Telephone Corporation                                              47,070
             6    Nippon Unipac Holding                                                                   23,435
         6,000    Nippon Yusen Kabushiki Kaisha                                                           23,385
         5,400    Nissan Motor Company, Ltd.                                                              51,627
            20    NTT DoCoMo, Inc.                                                                        43,306
           500    Promise Company, Ltd.                                                                   18,696
         3,000    Ricoh Company, Ltd.                                                                     49,019
         8,000    Sumitomo Chemical Company, Ltd.                                                         25,117
         7,000    Sumitomo Corporation                                                                    32,296
         3,600    Tokyo Broadcasting System, Inc.                                                         43,862
         2,200    Tokyo Electric Power Company, Inc.                                                      42,048
         3,000    Toyo Suisan Kaisha, Ltd.                                                                30,455
         2,100    Toyota Motor Corporation                                                                54,390
         6,000    Uny Company, Ltd.                                                                       51,667
         3,000    Victor Company of Japan, Ltd.+                                                          24,010
         5,000    Yamato Transport Company, Ltd.                                                          55,340
                                                                                                      ----------
                                                                                                       1,076,236
                                                                                                      ----------
NETHERLANDS - 6.4%
         9,124    Aegon NV                                                                                91,364
         8,346    ING Groep NV                                                                           145,007
         4,070    Koninklijke (Royal) Philips Electronics NV                                              77,397
         2,516    Royal Dutch Petroleum Company                                                          116,783
                                                                                                      ----------
                                                                                                         430,551
                                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
21
PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2003 (UNAUDITED)

    SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
SINGAPORE - 1.6%
         2,000    DBS Group Holdings, Ltd.                                                            $   11,698
        44,000    Keppel Land, Ltd.                                                                       31,981
        82,000    MobileOne, Ltd.                                                                         62,396
                                                                                                      ----------
                                                                                                         106,075
                                                                                                      ----------
SPAIN - 4.0%
         4,810    Actividades de Construccion y Servicios SA                                             205,199
         2,380    Altadis SA                                                                              61,002
                                                                                                      ----------
                                                                                                         266,201
                                                                                                      ----------
SWEDEN - 1.6%
         4,920    Volvo AB, Class B                                                                      108,173
                                                                                                      ----------
SWITZERLAND - 12.1%
         5,200    Credit Suisse Group                                                                    136,858
         1,135    Nestle SA, Registered Shares                                                           234,199
           900    Nobel Biocare Holding AG                                                                60,098
         4,400    Novartis AG, Registered Shares                                                         174,111
         2,700    Roche Holding AG-Genussshein                                                           211,788
                                                                                                      ----------
                                                                                                         817,054
                                                                                                      ----------
THAILAND - 1.1%
        66,200    Banpu Public Company, Ltd. (F)                                                          73,221
                                                                                                      ----------
UNITED KINGDOM - 25.4%
         7,879    AWG Plc+                                                                                72,809
    12,975,200    AWG Plc, Redeemable Shares+                                                             20,341
        29,450    BT Group Plc                                                                            99,017
        27,200    Centrica Plc                                                                            78,885
        13,100    Diageo Plc                                                                             139,863
        12,000    GlaxoSmithKline Plc                                                                    242,178
        19,570    HSBC Holdings Plc                                                                      231,223
         6,500    Reckitt Benckiser Plc                                                                  119,274
         8,300    Royal Bank of Scotland Group Plc                                                       232,838
        55,330    Tesco Plc                                                                              200,183
       143,220    Vodafone Group Plc                                                                     280,059
                                                                                                      ----------
                                                                                                       1,716,670
                                                                                                      ----------
TOTAL COMMON STOCKS (COST $6,381,687*)                                                 96.9%           6,540,961
OTHER ASSETS AND LIABILITIES (NET)                                                      3.1%             211,590
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            100.0%          $6,752,551
===================================================================================================================

  *     Aggregate cost for Federal tax purposes.
  +     Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2003 (UNAUDITED)

AT JUNE 30, 2003, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                % OF NET
INDUSTRY DIVERSIFICATION                         ASSETS            VALUE
-----------------------------------------------------------------------------


COMMON STOCKS:
Banks                                            12.6%         $   850,292
Energy                                           10.7              723,319
Pharmaceuticals & Biotech                        10.1              684,291
Telecommunications Services                       8.0              542,722
Food, Beverage & Tobacco                          7.8              526,085
Capital Goods                                     6.6              438,423
Utilities                                         5.3              358,549
Materials                                         5.1              345,247
Diversified Financials                            4.8              323,546
Automobile & Components                           4.0              265,928
Food & Drug Retailing                             3.7              251,850
Technology Hardware & Equipment                   3.5              236,084
Insurance                                         2.5              171,983
Media                                             2.3              155,799
Consumer Durables & Apparel                       1.9              128,106
Transportation                                    1.8              124,230
Real Estate                                       1.8              121,541
Household & Personal Products                     1.8              119,274
Semiconductor & Semi Equipment                    1.4               91,783
Health Care Equipment & Services                  0.9               60,098
Software & Services                               0.3               21,811
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS                              96.9            6,540,961
OTHER ASSETS AND LIABILITIES (NET)                3.1              211,590
-----------------------------------------------------------------------------
NET ASSETS                                      100.0%          $6,752,551
=============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                            JUNE 30, 2003 (UNAUDITED)

    SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.0%
AUSTRIA - 0.3%
         1,300    BWT AG                                                                              $   17,630
                                                                                                      ----------
BRAZIL - 1.0%
         6,600    Companhia de Saneamento Basico do Estado de Sao Paulo, ADR                              60,720
                                                                                                      ----------
CANADA - 3.2%
        30,000    Bioteq Environmental Technologies, Inc.+                                                14,020
        60,000    H2O Innovation (2000), Inc.+                                                             7,507
        11,600    Trojan Technologies, Inc.+                                                              66,591
         6,200    Zenon Environmental, Inc.+                                                              65,297
         4,900    Zenon Environmental, Inc., Class A+                                                     41,652
                                                                                                      ----------
                                                                                                         195,067
                                                                                                      ----------
FRANCE - 15.5%
         1,930    Groupe Danone                                                                          267,065
        15,050    Suez SA                                                                                239,536
        21,600    Veolia Environnement                                                                   443,995
                                                                                                      ----------
                                                                                                         950,596
                                                                                                      ----------
GERMANY - 6.5%
         2,250    Hydrotec AG+                                                                            20,670
        11,500    RWE AG                                                                                 347,184
         2,100    Wedeco AG Water Technology+                                                             29,927
                                                                                                      ----------
                                                                                                         397,781
                                                                                                      ----------
JAPAN - 3.4%
        26,000    Ebara Corporation                                                                       91,375
        10,600    Kurita Water Industries, Ltd.                                                          117,320
                                                                                                      ----------
                                                                                                         208,695
                                                                                                      ----------
SPAIN - 3.5%
         4,900    Fomento de Construcciones y Contratas SA                                               136,902
         5,700    Sociedad General de Aguas de Barcelona SA                                               77,892
                                                                                                      ----------
                                                                                                         214,794
                                                                                                      ----------
SWITZERLAND - 5.7%
           400    Ciba Specialty Chemicals AG, Registered Shares+                                         24,215
         1,590    Nestle SA, Registered Shares                                                           328,085
                                                                                                      ----------
                                                                                                         352,300
                                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2003 (UNAUDITED)

    SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
UNITED KINGDOM - 20.7%
        19,928    AWG Plc+                                                                            $  184,153
    29,359,700    AWG Plc, Redeemable Shares+                                                             46,026
        40,700    Kelda Group Plc                                                                        287,116
        11,929    Pennon Group Plc                                                                       134,644
        28,600    Severn Trent Plc                                                                       322,812
        18,700    Shanks Group Plc                                                                        33,327
        22,900    United Utilities Plc                                                                   222,576
         8,500    Waste Recycling Group Plc                                                               37,100
                                                                                                      ----------
                                                                                                       1,267,754
                                                                                                      ----------
UNITED STATES - 37.2%
        14,600    Allied Waste Industries, Inc.+                                                         146,730
           950    American States Water Company                                                           25,935
         4,470    Calgon Carbon Corporation                                                               25,702
         1,100    California Water Service Group                                                          30,932
         1,600    Clarcor, Inc.                                                                           61,680
         1,600    Cuno, Inc.+                                                                             57,792
         3,370    Donaldson Company, Inc.                                                                149,797
        15,200    Flexible Solutions International, Inc.+                                                 51,680
         2,170    Insituform Technologies, Inc., Class A+                                                 38,366
         1,600    Ionics, Inc.+                                                                           35,792
         3,600    ITT Industries, Inc.                                                                   235,656
         1,300    Lindsay Manufacturing Company                                                           30,186
         4,500    Millipore Corporation+                                                                 199,665
        11,500    Pall Corporation                                                                       258,750
         4,400    Pentair, Inc.                                                                          171,864
         6,100    Philadelphia Suburban Corporation                                                      148,718
         8,800    Republic Services, Inc.+                                                               199,496
         4,100    Tetra Tech, Inc.+                                                                       70,233
         2,200    Valmont Industries, Inc.                                                                42,812
         3,800    Waste Connections, Inc.+                                                               133,190
         4,900    Waste Management, Inc.                                                                 118,041
         2,400    Watts Industries, Inc., Class A                                                         42,840
                                                                                                      ----------
                                                                                                       2,275,857
                                                                                                      ----------
TOTAL COMMON STOCKS (COST $5,884,029*)                                                 97.0%           5,941,194
OTHER ASSETS AND LIABILITIES (NET)                                                      3.0%             183,444
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            100.0%          $6,124,638
===================================================================================================================

  *     Aggregate cost for Federal tax purposes.
  +     Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2003 (UNAUDITED)

AT JUNE 30, 2003, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                     % OF NET
INDUSTRY DIVERSIFICATION                              ASSETS            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS:
Utilities                                             39.0%         $ 2,392,589
Capital Goods                                         23.1            1,416,108
Commercial Services & Supplies                        19.0            1,162,115
Food, Beverage & Tobacco                               9.7              595,150
Pharmaceuticals & Biotech                              3.3              199,665
Materials                                              2.2              132,727
Household & Personal Products                          0.7               42,840
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                   97.0            5,941,194
OTHER ASSETS AND LIABILITIES (NET)                     3.0              183,444
--------------------------------------------------------------------------------
NET ASSETS                                           100.0%         $ 6,124,638
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
26

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES                JUNE 30, 2003 (UNAUDITED)

                                                          PICTET        PICTET
                                                          GLOBAL     INTERNATIONAL     PICTET         PICTET
                                                         EMERGING        SMALL      INTERNATIONAL     GLOBAL
                                                          MARKETS      COMPANIES       EQUITY          WATER
                                                           FUND          FUND           FUND           FUND
===================================================================================================================
ASSETS:
   Investments, at value (Cost $69,517,477,
     $29,776,115, $6,381,687, and $5,884,029,
     respectively)                                    $75,960,487    $33,430,876     $6,540,961     $5,941,194
   Cash and cash equivalents                            2,084,399      2,600,774         96,168        151,849
   Foreign currency, at value (Cost $858,136,
     $917,028, $228,220, and $0, respectively)            858,771        914,124        224,895             --
   Receivable for investment securities sold               45,880        578,002         61,290          2,566
   Receivable for Fund shares sold                         10,709             --             --         10,000
   Receivable from investment adviser                          --             --          8,519         10,701
   Dividends receivable, interest receivable and
     reclaim receivable                                   261,067         83,241         38,389         39,573
   Other assets                                            19,719          6,785          1,916          1,521
-------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                        79,241,032     37,613,802      6,972,138      6,157,404
===================================================================================================================
LIABILITIES:
   Payable for investment securities purchased            434,052      2,613,006        192,336             --
   Payable to investment advisor                           50,009          2,914             --             --
   Payable for Fund shares redeemed                            --      1,367,113             --             --
   Administration fees payable                             41,837         15,609          4,310          4,712
   Transfer agent fees payable                              1,829          1,901            951          1,901
   Custodian fees payable                                  32,273         12,619          4,973          4,961
   Professional fees payable                               13,951         13,511          9,271          8,388
   Printing fees payable                                    4,127          2,720          1,476          1,173
   Distribution fees payable                                    3            361             --            383
   Other accrued expenses and payables                      9,294          6,630          6,270         11,248
-------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                      587,375      4,036,384        219,587         32,766
===================================================================================================================
   NET ASSETS                                         $78,653,657    $33,577,418     $6,752,551     $6,124,638
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)    JUNE 30, 2003 (UNAUDITED)

                                                          PICTET        PICTET
                                                          GLOBAL     INTERNATIONAL     PICTET         PICTET
                                                         EMERGING        SMALL      INTERNATIONAL     GLOBAL
                                                          MARKETS      COMPANIES       EQUITY          WATER
                                                           FUND          FUND           FUND           FUND
===================================================================================================================
NET ASSETS CONSIST OF:
   Accumulated net investment income                     $716,091       $270,275        $86,988        $63,665
   Accumulated net realized loss on
     investments sold and foreign
     currency related transactions                    (64,108,714)   (12,536,436)    (3,796,444)      (649,208)
   Net unrealized appreciation of investments           6,443,010      3,654,761        159,274         57,165
   Net unrealized appreciation /
     (depreciation) of foreign
     currency related transactions                         (3,354)           167            446           (267)
   Par value                                               94,634         44,859         10,460          7,146
   Paid-in capital in excess of par value             135,511,990     42,143,792     10,291,827      6,646,137
-------------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS                                   $78,653,657    $33,577,418     $6,752,551     $6,124,638
===================================================================================================================
INSTITUTIONAL SHARES:
   Net assets                                         $78,638,366    $31,455,681     $6,752,551     $4,230,090
   Shares of beneficial interest outstanding            9,461,565      4,202,029      1,045,996        493,222
                                                      -----------    -----------    -----------     ----------
   Net asset value, offering and
     redemption price per share                             $8.31          $7.49          $6.46          $8.58
===================================================================================================================
RETAIL SHARES:
   Net assets                                             $15,291     $2,121,737            N/A     $1,894,548
   Shares of beneficial interest outstanding                1,841        283,841            N/A        221,425
                                                      -----------    -----------    -----------     ----------
   Net asset value, offering and
      redemption price per share                            $8.31          $7.48            N/A          $8.56
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
28

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

                                                          PICTET        PICTET
                                                          GLOBAL     INTERNATIONAL     PICTET         PICTET
                                                         EMERGING        SMALL      INTERNATIONAL     GLOBAL
                                                          MARKETS      COMPANIES       EQUITY          WATER
                                                           FUND          FUND           FUND           FUND
===================================================================================================================
INVESTMENT INCOME:
   Dividends (net of foreign withholding
      taxes of $128,715, $30,811,
      $10,852, and $6,613, respectively)               $1,302,314       $403,421       $111,755       $100,158
   Interest                                                   834          2,254          1,359            332
-------------------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                              1,303,148        405,675        113,114        100,490
===================================================================================================================
EXPENSES:
   Investment advisory fees                               421,036        119,931         23,151         27,138
   Administration fees                                    119,210         42,986         10,951         13,348
   Accounting fees                                         25,944         29,753         24,795         31,742
   Transfer agent fees                                      9,839         11,901          5,951         11,901
   Custodian fees                                          91,239         28,341         18,384         18,717
   Professional fees                                       33,682         20,754         11,661         10,475
   Printing fees                                            8,640          3,987          1,384          1,158
   Registration and filing fees                            10,413          8,098          6,287          8,349
   Trustees' fees and expenses                              8,831          2,646            992            644
   Distribution fees - Retail class                             8            805             --          2,079
   Other                                                   51,331         26,228         13,642          9,766
-------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE EXPENSE REDUCTIONS               780,173        295,430        117,198        135,317
===================================================================================================================
   Fees waived and/or expenses reimbursed
       by investment advisor                             (188,570)      (150,708)       (86,672)       (98,219)
-------------------------------------------------------------------------------------------------------------------
   NET EXPENSES                                           591,603        144,722         30,526         37,098
===================================================================================================================
NET INVESTMENT INCOME                                     711,545        260,953         82,588         63,392
===================================================================================================================
REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
   Net realized gain/(loss) on:
   Securities transactions                              2,470,346       (553,262)      (467,525)      (177,332)
   Foreign currency related transactions                  (31,767)        (3,694)        27,848          1,798
-------------------------------------------------------------------------------------------------------------------
   Net realized gain/(loss) on investments
      during the period                                 2,438,579       (556,956)      (439,677)      (175,534)
-------------------------------------------------------------------------------------------------------------------
   Change in unrealized appreciation/(depreciation) of:
   Securities                                          10,058,050      3,980,816        977,123        569,680
   Foreign currency related transactions                     (736)        (1,309)        (2,932)           960
-------------------------------------------------------------------------------------------------------------------
   Net unrealized appreciation of investments
     during the period                                 10,057,314      3,979,507        974,191        570,640
-------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS        12,495,893      3,422,551        534,514        395,106
===================================================================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                           $13,207,438     $3,683,504       $617,102       $458,498
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS ENDED
                                                                         JUNE 30, 2003            YEAR ENDED
INCREASE IN NET ASSETS FROM OPERATIONS:                                   (UNAUDITED)          DECEMBER 31, 2002
===================================================================================================================
FROM OPERATIONS:
   Net investment income                                                 $   711,545             $   118,787
   Net realized gain on investments during the period                      2,438,579                 744,725
   Change in unrealized appreciation/(depreciation) of investments
     during the period                                                    10,057,314                (301,704)
-------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                   13,207,438                 561,808

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                       --                (107,160)

FUND SHARE TRANSACTIONS:
   Net increase/(decrease) in net assets
       from Fund share transactions                                       (2,070,388)                332,666
-------------------------------------------------------------------------------------------------------------------
   Net increase in net assets                                             11,137,050                 787,314

REDEMPTION FEES
   Redemption fees                                                             7,436                  10,439

NET ASSETS:
   Beginning of period                                                    67,509,171              66,711,418
-------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment income of
     $716,091 and $4,546, respectively)                                  $78,653,657             $67,509,171
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS ENDED
                                                                         JUNE 30, 2003            YEAR ENDED
INCREASE IN NET ASSETS FROM OPERATIONS:                                   (UNAUDITED)          DECEMBER 31, 2002
===================================================================================================================
FROM OPERATIONS:
   Net investment income                                                 $   260,953             $   117,639
   Net realized loss on investments during the period                       (556,956)             (2,921,383)
   Change in unrealized appreciation/(depreciation) of investments
     during the period                                                     3,979,507                (106,770)
-------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets resulting from operations         3,683,504              (2,910,514)

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                       --                (128,834)

FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions                 7,319,278               3,626,840
-------------------------------------------------------------------------------------------------------------------
   Net increase in net assets                                             11,002,782                 587,492

REDEMPTION FEES:
   Redemption fees                                                            11,865                  41,165

NET ASSETS:
   Beginning of period                                                    22,562,771              21,934,114
-------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment income of
     $270,275 and $9,323, respectively)                                  $33,577,418             $22,562,771
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS ENDED
                                                                         JUNE 30, 2003            YEAR ENDED
INCREASE IN NET ASSETS FROM OPERATIONS:                                   (UNAUDITED)          DECEMBER 31, 2002
===================================================================================================================
FROM OPERATIONS:
   Net investment income                                                  $   82,588             $    56,137
   Net realized loss on investments during the period                       (439,677)             (1,472,053)
   Change in unrealized appreciation/(depreciation) of investments
      during the period                                                      974,191                 193,640
-------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets resulting from operations           617,102              (1,222,276)

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                       --                 (59,817)

FUND SHARE TRANSACTIONS:
   Net increase/(decrease) in net assets
      from Fund share transactions                                           (69,505)                279,173
-------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets                                     547,597              (1,002,920)

NET ASSETS:
   Beginning of period                                                     6,204,954               7,207,874
-------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment income of
     $86,988 and $4,400 respectively)                                     $6,752,551             $ 6,204,954
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
32

PICTET FUNDS
PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS ENDED
                                                                         JUNE 30, 2003            YEAR ENDED
INCREASE IN NET ASSETS FROM OPERATIONS:                                   (UNAUDITED)          DECEMBER 31, 2002
===================================================================================================================
FROM OPERATIONS:
   Net investment income                                                  $   63,392              $   41,119
   Net realized loss on investments during the period                       (175,534)               (471,344)
   Change in unrealized appreciation/(depreciation) of investments
     during the period                                                       570,640                (513,742)
-------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets resulting from operations           458,498                (943,967)

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                       --                 (43,176)

FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions                   550,046               6,094,850
-------------------------------------------------------------------------------------------------------------------
   Net increase in net assets                                              1,008,544               5,107,707

REDEMPTION FEES
   Redemption fees                                                               345                   8,042

NET ASSETS:
   Beginning of period                                                     5,115,749                      --
-------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment income of
     $63,665 and $273 respectively)                                       $6,124,638              $5,115,749
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                ----------------
                                                                                     RETAIL
                                                                                ----------------
                                                                                SIX MONTHS ENDED
                                                                                    6/30/03*
                                                                                   (UNAUDITED)
===============================================================================================
Net Asset Value, beginning of period                                                 $6.98
-----------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                              0.07
   Net realized and unrealized gain on investments                                    1.26
-----------------------------------------------------------------------------------------------
Total from investment operations                                                      1.33
-----------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital                                              0.00#
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                       $8.31
===============================================================================================
Total return++                                                                       19.05%
===============================================================================================
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                                $15
   Ratio of operating expenses to average net assets                                  1.95%+
   Ratio of net investment income to average net assets                               1.79%+
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                                          2.49%+
   Ratio of net investment income to average net assets
     without waivers and expenses reimbursed                                          1.25%+
   Portfolio turnover rate                                                              20%

======================
  * Pictet Global Emerging Markets Fund -- Retail Class commenced operations on April 9, 2003.
  + Annualized.
 ++ Total return  represents  aggregate  total  return for the period.
  # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                            -----------------------------------------------------------------------
                                                                         INSTITUTIONAL
                                            -----------------------------------------------------------------------
                                               SIX MONTHS     YEAR       YEAR       YEAR       YEAR       YEAR
                                              ENDED 6/30/03   ENDED      ENDED      ENDED      ENDED      ENDED
                                               (UNAUDITED)  12/31/02   12/31/01   12/31/00   12/31/99    12/31/98
===================================================================================================================
Net Asset Value, beginning of period              $6.92       $6.89     $7.02      $11.15     $6.81       $8.87
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                    0.07        0.01      0.10        0.00#    (0.01)       0.04
   Net realized and unrealized gain/(loss)
     on investments                                1.32        0.03     (0.15)      (4.13)     4.35       (2.10)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                   1.39        0.04     (0.05)      (4.13)     4.34       (2.06)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income          --       (0.01)    (0.08)         --        --          --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                  --       (0.01)    (0.08)         --        --          --
-------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital           0.00#       0.00#     0.00#         --        --          --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $8.31       $6.92     $6.89       $7.02    $11.15       $6.81
===================================================================================================================
Total return++                                    20.09%       0.60%    (0.68)%    (36.98)%   63.73%     (23.22)%
===================================================================================================================
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)         $78,638     $67,509   $66,711     $97,158  $190,275     $94,362
   Ratio of operating expenses to
     average net assets                            1.70%+      1.70%     1.70%       1.70%     1.70%       1.70%
   Ratio of net investment income/(loss)
     to average net assets                         2.04%+      0.16%     1.12%       0.04%    (0.19)%      0.55%
   Ratio of operating expenses to average
     net assets without waivers and
     expenses reimbursed                           2.24%+      2.31%     2.22%       1.94%     1.92%       2.00%
   Ratio of net investment income/(loss)
     to average net assets without waivers
     and expenses reimbursed                       1.50%+     (0.45)%    0.60%      (0.20)%   (0.42)%      0.25%
   Portfolio turnover rate                           20%         47%       84%        128%      126%        123%

===================
  + Annualized.
 ++ Total return  represents  aggregate  total  return for the period.
  # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      ---------------------------------------------
                                                                                            RETAIL
                                                                      ---------------------------------------------
                                                                         SIX MONTHS ENDED               PERIOD
                                                                              6/30/03                    ENDED
                                                                            (UNAUDITED)                12/31/02*
===================================================================================================================
Net Asset Value, beginning of period                                           $6.44                     $7.34
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income+++                                                     0.06                      0.02
   Net realized and unrealized gain/(loss) on investments                       0.98                     (0.90)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                1.04                     (0.88)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                                       --                     (0.03)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                               --                     (0.03)
-------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital                                        0.00#                     0.01
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $7.48                     $6.44
===================================================================================================================
Total return++                                                                 16.15%                   (11.82)%
===================================================================================================================
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                       $2,122                      $312
   Ratio of operating expenses to average net assets                            1.45%+                    1.45%+
   Ratio of net investment income to average net assets                         1.93%+                    0.27%+
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                                    2.71%+                    2.82%+
   Ratio of net investment income/(loss) to average net assets
     without waivers and expenses reimbursed                                    0.68%+                   (1.99)%+
   Portfolio turnover rate                                                        81%                      133%

=======================
  * Pictet International Small Companies Fund -- Retail Class commenced operations on March 5, 2002.
  + Annualized.
 ++ Total return represents aggregate total return for the period.
+++ Per share numbers have been calculated using the average share method.
  # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                            -----------------------------------------------------------------------
                                                                           INSTITUTIONAL
                                            -----------------------------------------------------------------------
                                               SIX MONTHS     YEAR       YEAR       YEAR       YEAR       YEAR
                                              ENDED 6/30/03   ENDED      ENDED      ENDED      ENDED      ENDED
                                               (UNAUDITED)  12/31/02   12/31/01   12/31/00    12/31/99   12/31/98
===================================================================================================================
Net Asset Value, beginning of period              $6.44       $7.35    $10.21      $10.25    $ 6.55       $9.24
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                    0.07+++     0.04+++   0.01        0.00#    (0.02)       0.07+++
   Net realized and unrealized gain/(loss)
     on investments                                0.98       (0.92)    (2.87)       0.71      5.66        0.41
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                   1.05       (0.88)    (2.86)       0.71      5.64        0.48
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income          --       (0.04)       --          --        --          --
   Distributions from net realized gains             --          --     (0.01)      (0.75)    (1.94)      (3.17)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                  --       (0.04)    (0.01)      (0.75)    (1.94)      (3.17)
-------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital           0.00#       0.01      0.01          --        --          --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $7.49       $6.44     $7.35      $10.21    $10.25       $6.55
===================================================================================================================
Total return++                                    16.31%     (11.87)%  (27.95)%      6.56%    86.45%       5.35%
===================================================================================================================
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)         $31,456     $22,251   $21,934     $24,214    $4,776      $5,699
   Ratio of operating expenses to average
     net assets                                    1.20%+      1.20%     1.20%       1.20%     1.20%       1.20%
   Ratio of net investment income/(loss)
     to average net assets                         2.18%+      0.52%     0.17%      (0.37)%   (0.02)%      0.65%
   Ratio of operating expenses to average
     net assets without waivers and
     expenses reimbursed                           2.46%+      2.57%     2.28%       2.66%     4.76%       2.36%
   Ratio of net investment income/(loss) to
     average net assets without waivers
     and expenses reimbursed                       0.93%+     (1.74)%   (0.91)%     (1.83)%   (3.58)%     (0.52)%
   Portfolio turnover rate                           81%        133%      122%        142%      166%        132%

==========================
  + Annualized.
 ++ Total return represents aggregate total return for the period.
+++ Per share numbers have been calculated using the average share method.
  # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                        SIX MONTHS ENDED     YEAR          YEAR          PERIOD
                                                             6/30/03         ENDED         ENDED          ENDED
                                                           (UNAUDITED)     12/31/02      12/31/01       12/31/00*
===================================================================================================================
Net Asset Value, beginning of period                          $5.88          $7.12         $9.08        $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                       0.07           0.05          0.04          0.00#
   Net realized and unrealized gain/(loss) on investments      0.51          (1.23)        (1.95)        (0.90)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                               0.58          (1.18)        (1.91)        (0.90)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                      --          (0.06)        (0.05)        (0.00)#
   Distributions from net realized gains                         --             --            --         (0.02)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                              --          (0.06)        (0.05)        (0.02)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $6.46          $5.88         $7.12         $9.08
===================================================================================================================
Total return++                                                 9.86%        (16.61)%      (21.04)%       (8.94)%
===================================================================================================================
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                      $6,753         $6,205        $7,208        $9,105
   Ratio of operating expenses to average net assets           1.00%+         1.00%         1.00%         1.00%+
   Ratio of net investment income to average net assets        2.68%+         0.83%         0.55%         0.07%+
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                   3.80%+         3.66%         3.41%         2.87%+
   Ratio of net investment loss to average net assets
     without waivers and expenses reimbursed                  (0.13)%+       (1.83)%       (1.86)%       (1.79)%+
   Portfolio turnover rate                                       50%           131%           80%           31%

======================
  * Pictet International Equity Fund commenced operations on August 15, 2000. + Annualized.
 ++ Total return  represents  aggregate  total  return for the period.
  # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
38

PICTET FUNDS
PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                          ---------------------------  ----------------------------
                                                                     RETAIL                    INSTITUTIONAL
                                                          ---------------------------  ----------------------------
                                                          SIX MONTHS ENDED    YEAR     SIX MONTHS ENDED    YEAR
                                                               6/30/03        ENDED         6/30/03        ENDED
                                                             (UNAUDITED)    12/31/02      (UNAUDITED)    12/31/02
===================================================================================================================
Net Asset Value, beginning of period                            $7.92         $10.00         $7.93        $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income+++                                      0.08           0.08          0.09          0.10
   Net realized and unrealized gain/(loss)
     on investments                                              0.56          (2.12)         0.56         (2.12)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 0.64          (2.04)         0.65         (2.02)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                        --          (0.06)           --         (0.07)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                                --          (0.06)           --         (0.07)
-------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital                         0.00#          0.02          0.00#         0.02
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $8.56          $7.92         $8.58         $7.93
===================================================================================================================
Total return++                                                   8.08%        (20.23)%        8.20%       (19.97)%
===================================================================================================================
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                        $1,895         $1,550        $4,230        $3,566
   Ratio of operating expenses to average net assets             1.55%+         1.55%         1.30%         1.30%
   Ratio of net investment income
     to average net assets                                       2.16%+         0.96%         2.41%+        1.21%
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                     5.16%+         6.30%         4.91%+        6.05%
   Ratio of net investment loss to average net assets
     without waivers and expenses reimbursed                    (1.46)%+       (3.88)%       (1.21)%+      (3.63)
   Portfolio turnover rate                                         14%            44%           14%           44%

=====================
  + Annualized.
 ++ Total return represents aggregate total return for the period.
+++ Per share numbers have been calculated using the average share method.
  # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

     Pictet Funds (the "Trust"), a Massachusetts business trust registered on May 23, 1995 under the Investment Company Act of 1940, as amended (the "1940 Act"), is a no-load, diversified (with the exception of the Pictet Global Water Fund, which is non-diversified), open-end management investment company which currently offers shares of four series, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet International Equity Fund and Pictet Global Water Fund (individually, a "Fund" collectively, the "Funds"). The accompanying financial statements and financial highlights are those of the Funds. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The following is a summary of the significant accounting policies followed consistently by the Funds in the preparation of their financial statements.

     SECURITIES VALUATIONS: Equity securities listed on a U.S. securities exchange and unlisted U.S. securities are generally valued at the last quoted price and securities traded on the NASDAQ National Market System are generally valued at the NASDAQ Official Closing Price, in each case as of the close of the exchange's regular trading hours on the day the valuation is made. Generally, securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the bid and asked prices, if available, otherwise they are valued at the last reported closing price. The value of securities for which no quotations are readily available (including restricted securities) or that have been materially affected by events occurring after a foreign exchange closes, is determined in good faith at fair value using methods approved by the Board of Trustees. In the absence of readily ascertainable market values for such securities, inherent uncertainty of valuation exists. Methods for valuing these securities may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Funds. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund pays a counterparty cash for, and takes possession of, a debt obligation and the seller agrees to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund, at all times, is at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY CONTRACTS: Each Fund may enter into forward foreign currency exchange contracts to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the portfolio securities of the Fund or adversely affect the prices of securities which the Fund intends to purchase or sell at a later date. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Each Fund may enter into spot foreign currency exchange contracts for the purchase or sale of securities denominated in foreign currencies to "lock" in the U.S. exchange rate of the transaction covering the period between trade date and settlement date.

     FOREIGN CURRENCY: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars using the prevailing foreign exchange rates obtained at the time the London Exchange closes (approximately 12:00 noon Eastern Time). Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions from net investment income, if any, are declared and paid annually. The Funds' net realized capital gain (including net short-term capital gain), unless offset by any available capital loss carryforward, is distributed to shareholders annually. Additional distributions of net investment income and capital gain may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

     TAXATION: Each Fund intends to qualify each year as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES: General expenses of the Trust are allocated among the Funds based upon relative net assets. Expenses not directly attributable to a specific class are allocated among all of the classes of the Fund based on their relative net assets. Operating expenses directly attributable to a Fund are charged to that Fund's operations.

     CASH AND CASH EQUIVALENTS: Cash equivalents are short-term, highly liquid investments with an original maturity of three months or less. Cash and cash equivalents include cash in banks and investments in overnight deposits.

2.   INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER FEES

     The Trust, on behalf of the Funds, has entered into an investment advisory agreement (the "Advisory Agreement") with Pictet International Management Limited ("Pictet International"), a wholly-owned subsidiary of Pictet Canada L.P. ("Pictet Canada"). Pictet Canada is a partnership, whose principal activity is investment accounting, custody and securities brokerage. Pictet Canada has two general partners, Pictet Advisory Services Overseas and FINGEST, and nine limited partners, each of whom is also a partner of

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Pictet & Cie, a Swiss private bank founded in 1805. Under the terms of the Advisory Agreement, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet International Equity Fund and Pictet Global Water Fund pay Pictet International a fee, computed daily and payable monthly, at an annual rate of 1.25%, 1.00%, 0.75%, and 1.00%, respectively, of the average daily net assets of each Fund. Pictet International has voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to ensure that the total ordinary annual operating expenses of Pictet Global Emerging Markets Fund
- Institutional Class, Pictet Global Emerging Markets Fund - Retail Class, Pictet International Small Companies Fund - Institutional Class, Pictet International Small Companies Fund - Retail Class, Pictet International Equity Fund - Institutional Class, Pictet Global Water Fund - Institutional Class and Pictet Global Water Fund - Retail Class do not exceed 1.70%, 1.95%, 1.20%, 1.45%, 1.00%, 1.30% and 1.55%, respectively, of each Fund's average daily net assets.

     For the six months ended June 30, 2003, Pictet International either waived fees and/or reimbursed expenses as follows:

                                                                  PICTET
                                                  PICTET       INTERNATIONAL
                                               INTERNATIONAL     EXPENSES
                                                FEES WAIVED     REIMBURSED        TOTAL
==========================================================================================
Pictet Global Emerging Markets Fund               $188,570             --        $188,570
Pictet International Small Companies Fund          119,931        $30,777         150,708
Pictet International Equity Fund                    23,151         63,521          86,672
Pictet Global Water Fund                            27,138         71,081          98,219
==========================================================================================

     The Retail Class shares of the Funds each have adopted a rule 12b-1 distribution plan (the "Plan"). The Plan allows each Fund to pay not more than 0.25% per annum of the average daily net assets of the Retail Class shares of the Fund. PFPC Distributors, Inc. (the "Distributor") serves as the Funds' distributor. The distributor acts as an agent for the Funds and the distribution of their shares. In addition, the Retail Class of each Fund will pay a portion of the fees associated with participation in various network programs. There were no fees paid for the six months ended June 30, 2003 in excess of the 0.25% for these programs.

     PFPC Inc. ("PFPC") serves as the Trust's Administrator and Accounting Agent. PFPC also serves as the Trust's transfer agent and dividend paying agent.

     No officer, director or employee of Pictet International, PFPC, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. The Trust pays each Trustee who is not an affiliated person of Pictet International an annual fee of $5,000, plus an additional $500 for each board and committee meeting attended. The Trust also reimburses expenses incurred by each Trustee in attending such meetings.

3.   PURCHASES AND SALES OF INVESTMENTS

     Cost of investments purchased and proceeds from sales of investments, excluding short-term securities and U.S. Government securities, for the six months ended June 30, 2003 were as follows:

                                                   COST OF              PROCEEDS FROM
                                            INVESTMENTS PURCHASED     INVESTMENTS SOLD
==========================================================================================
Pictet Global Emerging Markets Fund              $13,985,336              $17,270,553
Pictet International Small Companies Fund         27,823,993               19,284,216
Pictet International Equity Fund                   3,065,158                2,963,992
Pictet Global Water Fund                           1,446,668                  739,795
==========================================================================================

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 2003, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes were as follows:

                                                                               NET UNREALIZED
                                               UNREALIZED        UNREALIZED     APPRECIATION/
                                              APPRECIATION      DEPRECIATION   (DEPRECIATION)
==============================================================================================
Pictet Global Emerging Markets Fund            $12,747,374      $(6,307,718)     $6,439,656
Pictet International Small Companies Fund        4,247,808         (592,880)      3,654,928
Pictet International Equity Fund                   552,161         (392,441)        159,720
Pictet Global Water Fund                           350,069         (293,171)         56,898
==============================================================================================

4.   SHARES OF BENEFICIAL INTEREST

     Pictet International Equity Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares is authorized. Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund and Pictet Global Water Fund have two classes of shares of beneficial interest, all par value $.01 per share, of which an unlimited number of shares is authorized. Transactions in shares of beneficial interest were as follows:

                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                           JUNE 30, 2003                   DECEMBER 31, 2002
                                                       SHARES         AMOUNT           SHARES           AMOUNT
=================================================================================================================
Pictet Global Emerging Markets Fund: Institutional
Sold                                                 243,746     $ 1,997,256           838,097      $ 6,074,361
Issued as reinvestment of dividends                       --              --            15,488          106,867
Redeemed                                            (539,475)     (4,080,537)         (785,360)      (5,848,562)
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                             (295,729)    $(2,083,281)           68,225      $   332,666
=================================================================================================================

                                                         SIX MONTHS ENDED
                                                          JUNE 30, 2003**
                                                       SHARES         AMOUNT
================================================================================
Pictet Global Emerging Markets Fund: Retail
Sold                                                   1,841     $    12,893
Redeemed                                                  --              --
--------------------------------------------------------------------------------
Net increase                                           1,841     $    12,893
================================================================================

                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                           JUNE 30, 2003                   DECEMBER 31, 2002
                                                       SHARES         AMOUNT           SHARES           AMOUNT
=================================================================================================================
Pictet International Small Companies Fund: Institutional
Sold                                                 910,846     $ 6,648,621         1,250,438      $ 8,950,739
Issued as reinvestment of dividends                       --              --            19,505          125,026
Redeemed                                            (161,850)     (1,046,097)         (800,873)      (5,780,737)
-----------------------------------------------------------------------------------------------------------------
Net increase                                         748,996     $ 5,602,524           469,070      $ 3,295,028
=================================================================================================================

                                                         SIX MONTHS ENDED                    PERIOD ENDED
                                                           JUNE 30, 2003                  DECEMBER 31, 2002*
                                                       SHARES         AMOUNT           SHARES           AMOUNT
=================================================================================================================
Pictet International Small Companies Fund: Retail
Sold                                                 578,488     $ 4,207,621            49,031      $   336,502
Issued as reinvestment of dividends                       --              --               224            1,434
Redeemed                                            (343,026)     (2,490,867)             (876)          (6,124)
-----------------------------------------------------------------------------------------------------------------
Net increase                                         235,462     $ 1,716,754            48,379      $   331,812
=================================================================================================================

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                           JUNE 30, 2003                   DECEMBER 31, 2002
                                                       SHARES         AMOUNT           SHARES           AMOUNT
=================================================================================================================
Pictet International Equity Fund: Institutional
Sold                                                  32,253     $   199,000            35,578      $   236,500
Issued as reinvestment of dividends                       --              --            10,243           59,816
Redeemed                                             (42,253)       (268,505)           (2,401)         (17,143)
-----------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                              (10,000)    $   (69,505)           43,420      $   279,173
=================================================================================================================

                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                           JUNE 30, 2003                   DECEMBER 31, 2002
                                                       SHARES         AMOUNT           SHARES           AMOUNT
=================================================================================================================
Pictet Global Water Fund: Institutional
Sold                                                  69,899     $   547,197           492,734      $ 4,592,443
Issued as reinvestment of dividends                       --              --             3,888           30,595
Redeemed                                             (26,308)       (206,913)          (46,991)        (383,056)
-----------------------------------------------------------------------------------------------------------------
Net increase                                          43,591     $   340,284           449,631      $ 4,239,982
=================================================================================================================

                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                           JUNE 30, 2003                   DECEMBER 31, 2002
                                                       SHARES         AMOUNT           SHARES           AMOUNT
=================================================================================================================
Pictet Global Water Fund: Retail
Sold                                                  39,560     $   319,744           271,278      $ 2,461,142
Issued as reinvestment of dividends                       --              --             1,291           10,146
Redeemed                                             (13,762)       (109,982)          (76,942)        (616,420)
-----------------------------------------------------------------------------------------------------------------
Net increase                                          25,798     $   209,762           195,627      $ 1,854,868
=================================================================================================================

 * Pictet International Small Companies Fund commenced operations of the Retail Class on March 5, 2002.
** Pictet Global Emerging Markets Fund commenced operations of the Retail Class on April 9, 2003.

     Shares exchanged or redeemed after holding them six months or less (other than shares acquired through reinvestment of dividends or other distributions), incur a fee of 1% of the current net asset value of the shares being exchanged or redeemed, which is assessed and retained by the Fund for the benefit of the remaining shareholders.

     At June 30, 2003 Pictet Global Emerging Markets Fund had three shareholders owning 24.85%, 24.20% and 19.12%, respectively, of the outstanding shares of beneficial interest of the Fund.

     At June 30, 2003 Pictet International Small Companies Fund had four shareholders owning 22.00%, 20.74%, 18.00% and 16.59%, respectively, of the outstanding shares of beneficial interest of the Fund.

     At June 30, 2003 Pictet International Equity Fund had one shareholder owning 99.49% of the outstanding shares of beneficial interest of the Fund.

     At June 30, 2003 Pictet Global Water Fund had two shareholders owning 54.04% and 14.27%, respectively, of the outstanding shares of beneficial interest of the Fund.

5.   FOREIGN SECURITIES

     Pictet Global Emerging Markets Fund invests primarily in foreign emerging markets securities, Pictet International Small Companies Fund and Pictet International Equity Fund invests primarily in foreign securities and Pictet Global Water Fund invests primarily in securities of companies throughout the world operating in the global water sector ("water companies"). Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include re-valuation of currencies, less reliable information about issuers, varying securities transaction clearance and settlement practices, and future

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government. Investing in a single sector makes the Fund more susceptible to negative impacts on that sector than a less concentrated fund might be. Also, a change in the value of a single company in that industry might affect the value of other companies in that sector.


6.   FEDERAL TAX INFORMATION

     Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to timing differences and differing characterization of distributions made by a Fund. Dividends and other distributions to shareholders are recorded on the ex-dividend date and are reinvested automatically in additional shares of the Funds at the net asset value next determined after such dividend or distribution is declared.

     Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the Funds elected to defer capital losses and currency losses occurring between November 1, 2002 and December 31, 2002 as follows:

                                              CAPITAL LOSSES    CURRENCY LOSSES
================================================================================
Pictet Global Emerging Markets Fund               $210,371             --
Pictet International Small Companies Fund           70,548             --
Pictet International Equity Fund                   177,888             --
Pictet Global Water Fund                           104,310             --
================================================================================

     Such losses will be treated as arising on the first day of the year ending December 31, 2003.

     At December 31, 2002 the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                        EXPIRING IN 2006  EXPIRING IN 2007  EXPIRING IN 2008  EXPIRING IN 2009  EXPIRING IN 2010
================================================================================================================================
Pictet Global Emerging Markets Fund       $45,380,329           --                   --          $18,252,183       $2,015,691
Pictet International Small Companies Fund          --           --                   --            7,916,015        3,851,669
Pictet International Equity Fund                   --           --              $90,802            1,496,788        1,462,150
Pictet Global Water Fund                           --           --                   --                   --          240,052
================================================================================================================================

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   PRIVACY NOTICE

     Protecting your privacy is important to us at Pictet International Management Limited (the investment adviser for Pictet Funds). We want you to know how we collect personal information from you and how we use that information. We gather information from you from your account application or other forms that you may deliver to us. We need this information to process your requests and transactions, such as opening an account. We also collect information about your transactions with Pictet Funds. In servicing your account, we may need to provide your personal information to an affiliate or a service provider (which may include Pictet Funds' distributor or transfer agent) for such purposes as sending your account statement or other information about our products and services to you.

     We do not disclose any information about you or any of our former customers to anyone, except to our affiliates and service providers, as permitted by law.

     To protect your personal information, we permit access only by authorized employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

46
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                                                                    PIC-SAR-6/03

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. [RESERVED]



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).


(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Pictet Funds
            --------------------------------------------------------------------

By (Signature and Title)* /S/ JEAN PILLOUD
                         -------------------------------------------------------
                          Jean Pilloud, President & Principal Executive Officer

Date                      8/14/03
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /S/ JEAN PILLOUD
                         -------------------------------------------------------
                          Jean Pilloud, President & Principal Executive Officer

Date                      8/14/03
    ----------------------------------------------------------------------------


By (Signature and Title)* /S/ PAUL MARTIN
                         -------------------------------------------------------
                          Paul Martin, Treasurer & Principal Financial Officer

Date                      8/13/03
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.